Vanguard Managed Payout Fund*

Supplement to the Prospectus Dated April 29, 2015

Important Announcement about the Fund

Vanguard Alternative Strategies Fund, an anticipated underlying fund investment for Vanguard Managed Payout Fund, is not yet available for investment. The Managed Payout Fund is expected to reallocate a portion of its assets to the Alternative Strategies Fund when the Alternative Strategies Fund becomes available.

*U.S. Patent Nos. 8,180,695; 8,185,464; and 8,571,963.

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Vanguard Marketing Corporation, Distributor.

PS 1498B 042015